Exhibit 99.3

Anixter Employee FAQs
Announcement Regarding Anixter and Clayton, Dubilier & Rice

1.	Who is Clayton, Dubilier & Rice (“CD&R”) and why are they interested in purchasing Anixter?
CD&R is a leading private investment firm with a 40+ year history and is best known for helping the businesses it backs grow and prosper. The firm has a reputation for establishing strong collaborations with management to spur growth, inject new ideas, and support operational excellence. CD&R’s values-candor, courage, creativity, integrity, loyalty, passion, perseverance, respect, and teamwork-are very similar to Anixter’s Blue Book values, and demonstrate that the two companies have similar cultures that will work well together. CD&R also has a successful track record working in the industrial distribution sector. The similar culture and values, plus deep distribution expertise, make them an excellent partner for us.

2.	What are some of the benefits of being a private company?
One of the biggest benefits is the flexibility it will provide us to focus on our long-term strategy and goals while making the long-term investments we need to build the best possible platform for growth. Additionally, as a private company, we anticipate having less burdensome ongoing reporting requirements and will not incur all of the incremental expenses associated with public company reporting processes. Moreover, CD&R will bring their extensive industrial distribution sector experience to our board room, which will help us execute our strategic growth plans.

3.	How will the transaction work exactly?
A fund managed by CD&R, which includes capital managed on behalf of endowments, foundations and pension funds, will become the majority shareholder of the company. Bill Galvin, Anixter’s current President & CEO, and his executive team will continue to manage the company. Just like today’s Board of Directors for Anixter, we will rely on our new board of directors, which will include executives from CD&R, to help guide us on a strategic level as well offer operating support as required.

4.	What does this transaction with CD&R mean for me?
We believe it will be positive and provide more growth opportunities for all of us. Understandably, there will be questions regarding our organizational structure, job responsibilities, compensation and / or benefits as we move from a public company to a private company. Since we have not closed on the transaction, we cannot answer these questions in a very specific way. However, CD&R has been impressed with both our business and our people. They realize that the only reason we have an outstanding customer value proposition is because we have a talented and energized employee base across the globe.
We expect to close the transaction by the end of the first quarter of 2020, and at that time, we will be in a position to provide more detailed responses to your questions. So, for now, it’s business as usual for all employees.

5.	Will Anixter continue to make acquisitions as a private company?
We operate in a highly fragmented industry where there should be ongoing compelling opportunities for acquisitions with significant synergy potential. We will continue to evaluate acquisition opportunities that will align with our strategy and enhance our competitive positioning.

6.	What happens to the Anixter stock I own?
At the closing of the transaction, you will receive $81.00 for each share of Anixter stock you own just like other stockholders. We will no longer be publicly traded.

7.	Where can I learn more?
You can also learn more about the transaction by viewing the Press Release, Customer FAQs and Supplier FAQs.

8.	How should I handle inquiries regarding this announcement from the media, customers/suppliers or the investor relations community?
Please direct all inquiries to the following individuals at Anixter who can speak on Anixter’s behalf:
Media: Dawn Marks at 847.224.8665 (dawn.marks@anixter.com)
Customers/Suppliers: Steve Leatherwood at 847.867.8770 (steve.leatherwood@anixter.com)
Investor Relations: Kevin Burns at 224.521.8258 (kevin.burns@anixter.com)

Additional Information Regarding the Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Anixter International Inc. (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, CD&R Arrow Parent, LLC (“Parent”) and CD&R Arrow Merger Sub, Inc., whereby the Company will become a wholly-owned subsidiary of Parent (the “proposed transaction”). The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.

Certain Information Regarding Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018, filed with the SEC on February 21, 2019, and its definitive proxy statement on Schedule 14A for the 2019 annual meeting of stockholders, filed with the SEC on April 18, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed transaction, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Forward Looking Statements
Certain information in this communication constitutes “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,”
“seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,”
“could,” “may,” “aims,” “intends,” or “projects.” However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements may relate to risks or uncertainties associated with:
· the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals);
· unanticipated difficulties or expenditures relating to the proposed transaction;
· the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, including in circumstances which would require the Company to pay a termination fee;
· legal proceedings, judgments or settlements, including those that may be instituted against the Company, its board of directors, executive officers and others following the announcement of the proposed transaction;
· disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction;
· potential difficulties in employee retention due to the announcement and pendency of the proposed transaction;
· the response of customers, service providers, business partners and regulators to the announcement of the proposed transaction; and
· other factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2018 filed with the SEC on February 21, 2019.

The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date of this communication, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.